UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2026

Magnolia Oil & Gas Corporation
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38083 (Commission File Number)	81-5365682 (I.R.S. Employer Identification Number)

Nine Greenway Plaza, Suite 1300

Houston, Texas 77046

(Address of principal executive offices, including zip code)

(713) 842-9050

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 Per Share	MGY	New York Stock Exchange

Item 8.01	Other Events.

On July 22, 2026, Magnolia Oil & Gas Operating LLC (“Magnolia Operating”) and Magnolia Oil & Gas Finance Corp. (“Finance Corp.” and, together with Magnolia Operating, the “Issuers”), each an indirect subsidiary of Magnolia Oil & Gas Corporation (the “Company”), issued a press release in accordance with Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), announcing that, subject to market conditions and other factors, the Issuers intend to offer for sale $500 million in aggregate principal amount of senior unsecured notes due 2034 (the “Notes”) in a private offering (the “Notes Offering”) to eligible purchasers that is exempt from registration under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

As previously disclosed, on July 20, 2026, the Company priced a public offering of 46,315,790 shares of Class A common stock, par value $0.0001 per share (“Common Stock”), at a price to the public of $23.75 per share, less underwriting discounts and commission (the “Equity Offering”), the net proceeds of which will be used to fund the cash consideration payable by the Company in its acquisition of 100% of the issued and outstanding limited liability company interests of WildFire Intermediate Holdings, LLC from WildFire Energy I LLC. On July 21, 2026, the underwriters exercised their option to purchase an additional 6,947,368 shares of Common Stock at the public offering price, less underwriting discounts and commissions (the “Option Exercise”). The Equity Offering, including the Option Exercise, is expected to close on July 22, 2026.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Notes in the offering or any other securities of the Issuers, and none of such information shall constitute an offer, solicitation or sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated July 22, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNOLIA OIL & GAS CORPORATION

Date: July 22, 2026	By:	/s/ Timothy D. Yang
	Name:	Timothy D. Yang
	Title:	Executive Vice President, Chief Legal and Commercial Officer, Corporate Secretary and Land